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                                 EXHIBIT 99.01


                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1992-1


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

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                                                  HERE]



                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1992-1
                _______________________________________________

                  Monthly Period:              04/01/96 to
                                               04/30/96
                  Distribution Date:           05/15/96
                  Transfer Date:               05/14/96



Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of September 1, 1992 (the "Series 1992-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution
        ------------------------------------------------------

        1.      The total amount of the distribution
                to Certificateholders per $1,000 original certificate principal amount

                                                Class A        $85.50000105
                                                Class B         $4.83333333

        2.      The amount of the distribution set forth in
                paragraph 1 above in respect of interest on
                the Certificates, per $1,000 original
                certificate principal amount
                                                Class A         $2.16666664
                                                Class B         $4.83333333
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1992-1
Page 2

        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                                Class A          $83.33333442
                                                Class B           $0.00000000


B.      Information Regarding the Performance of the Trust
        --------------------------------------------------

        1.      Collection of Principal Receivables.
                -----------------------------------

                The aggregate amount of Collections of Principal
                Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                                Class A        $31,662,788.56
                                                Class B         $4,321,455.36
                                                               --------------
                                                Total          $35,984,243.92
                                                               ==============

        2.      Collection of Finance Charge Receivables.
                ----------------------------------------

                The aggregate amount of Collections of Finance Charge Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                                Class A         $2,124,282.26
                                                Class B           $579,349.71
                                                                -------------
                                                Total           $2,703,631.97
                                                                =============

        3.      Principal Receivables / Investor Percentages
                --------------------------------------------

                (a)     The aggregate amount of Principal Receivables
                        in the Trust as of the last day of the
                        Collection Period
                                                           $15,407,153,743.19




                (b)     Invested Amount as of the last day
                        of the Collection Period

                                                Class A       $128,333,331.00
                                                Class B         42,000,000.00
                                                            -----------------
                                                Total         $170,333,331.00
                                                            =================
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
MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                                          Series 1992-1
Page 3
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                (c)     The Floating Allocation Percentage: The Invested
                        Amount set forth in paragraph 3(b) above as a
                        percentage of the aggregate amount of Principal
                        Receivables set forth in paragraph 3(a) above

                                                Class A                                        0.833%
                                                Class B                                        0.273%
                                                                                  -------------------
                                                Total                                          1.106%

                (d)     During the Amortization Period: The Invested
                        Amount as of September 30, 1995 (the last day of the
                        Revolving Period)
                                                Class A                               $308,000,000.00
                                                Class B                                 42,000,000.00
                                                                                  -------------------
                                                Total                                 $350,000,000.00

                (c)     The Fixed/Floating Allocation Percentage: The Invested
                        Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
                        Receivables set forth in paragraph 3(a) above

                                                Class A                                        1.999%
                                                Class B                                        0.273%
                                                                                  -------------------
                                                Total                                          2.272%

        4.      Delinquent Balances.

                The aggregate amount of outstanding balances in the                     Aggregate
                Accounts which were delinquent as of the end of the day                  Account
                on the last day of the Collection Period                                 Balance
                                                                                  -------------------
                (a)     35 - 64 days                                                   233,085,687.89
                (b)     65 - 94 days                                                   150,215,281.63
                (c)     95 - 124 days                                                  110,895,315.12
                (d)     125 - 154 days                                                  88,035,352.92
                (e)     155 or more days                                               142,961,233.62
                                                                                  -------------------
                                                Total                                 $725,192,871.18
                                                                                  ===================
        5.      Monthly Investor Default Amount.
                -------------------------------
                (a)     The aggregate amount of all defaulted Principal
                        Receivables written off as uncollectible during the
                        Collection Period allocable to the Invested Amount
                        (the "Monthly Investor Default Amount")

                                                Class A                                   $624,027.25
                                                Class B                                    170,189.25
                                                                                  -------------------
                                                Total                                     $794,216.50
                                                                                  ===================

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                         Series 1992-1
Page 4

   6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
       -----------------------------------------------------
       (a)  The aggregate amount of Class A and Class B Investor
            Charge-Offs during the Collection Period

                                         Class A                           $0.00
                                         Class B                            0.00
                                                                    ------------
                                         Total                             $0.00
                                                                    ============

       (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                         Class A                           $0.00
                                         Class B                            0.00
                                                                    ------------
                                         Total                             $0.00
                                                                    ============
       (c)  The aggregate amount of Class A and Class B Investor
            Charge-Offs reimbursed during the Collection Period

                                         Class A                           $0.00
                                         Class B                            0.00
                                                                    ------------
                                         Total                             $0.00
                                                                    ============
       (d) The amounts set forth in paragraph 6(c) above, per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                         Class A                           $0.00
                                         Class B                            0.00
                                                                    ------------
                                         Total                             $0.00
                                                                    ============
   7.  Investor Servicing Fee.
       -----------------------

       The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Collection Period

                                         Class A                     $256,666.66
                                         Class B                       70,000.00
                                                                    ------------
                                         Total                       $326,666.66

   8.  Reallocated Principal Collections
       ---------------------------------

       The amount of Reallocated Principal Collections applied
       in respect of Interest Shortfalls, Servicer Fees or Class A
       Investor Default Amounts for the prior month.                      $0.00
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

MONTHLY CERTIFICATEHOLDERS' STATEMENT                                                   Series 1992-1
Page 5

        9.      Withdrawals from Cash Collateral Account
                ----------------------------------------

                The amount to be withdrawn from Cash Collateral Account
                on the related Distribution date.                                                  $0.00




        10.     Cash Collateral Amount.
                ----------------------

                The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                        Total                                             $24,500,000.00


                The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                        Total                                             $24,500,000.00


        11.     Funds on Deposit in Cash Collateral Account
                -------------------------------------------

                The aggregate amount of funds on deposit in the Cash
                Collateral Account pursuant to Section 2.11(a)(vii) of the
                Amended Loan Agreement on such Distribution Date                           $3,500,000.00


        12.     Series 1992-1 Guaranty Amount
                -----------------------------
                (a)     The Available Series 1992-1 Guaranty Amount
                        on such Distribution Date                                         $10,500,000.00

                (b)     The Required Series 1992-1 Guaranty Amount
                        on such Distribution Date                                         $10,500,000.00


        13.     The Available Series 1992-1 Loan Amount
                ---------------------------------------

                The Available Series 1992-1 Loan Amount
                on such Distribution Date                                                 $10,500,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1992-1
Page 6


        14.     The Pool Factor.
                ---------------

                The Pool Factor (which represents the ratio of the amount of the Investor Interest (taking into account the reduction in the Invested Amount to take place on the related Distribution Date for the Series 1992-1 Certificates) on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                                                Class A                           0.41666666
                                                Class B                           1.00000000
                                                                       ---------------------
                                                Total (weighted avg.)             0.48666666

        15.     The Portfolio Yield
                -------------------

                The Portfolio Yield for the related Monthly Period        11.69%


        16.     The Base Rate
                -------------

                The Base Rate for the related Monthly period               7.33%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                        FIRST USA BANK
                                        as Servicer

                                        By: /s/ Steven L. McDonald
                                           --------------------------------
                                            Steven L. McDonald
                                            Senior Vice President